Exhibit T3A-81

Colorado Secretary of State Date and Time: 11/27/2018 02:50 PM Document must be filed electronically. ID Number: 20181928201 Paper documents are not accepted. Fees & forms are subject to change. Document number: 20181928201 For more information or to print copies Amount Paid: $50.00 of filed documents, visit www.sos.state.co.us. ABOVE SPACE FOR OFFICE USE ONLY Articles of Organization filed pursuant to § 7-90-301 and § 7-80-204 of the Colorado Revised Statutes (C.R.S.) 1. The domestic entity name of the limited liability company is ______________________________________________________. TGS Global, LLC (The name of a limited liability company must contain the term or abbreviation “limited liability company”, “ltd. liability company”, “limited liability co.”, “ltd. liability co.”, “limited”, “l.l.c.”, “llc”, or “ltd.”. See §7-90-601, C.R.S.) (Caution: The use of certain terms or abbreviations are restricted by law. Read instructions for more information.) 2. The principal office address of the limited liability company’s initial principal office is Street address 4100 E Arkansas Ave (Street number and name) DENVER CO 80222 (City) (State) (ZIP/Postal Code) CO United States (Province – if applicable) (Country) Mailing address 4100 E Arkansas Ave (leave blank if same as street address) (Street number and name or Post Office Box information) Denver CO 80222 (City) (State) (ZIP/Postal Code) CO ______________. United States (Province – if applicable) (Country) 3. The registered agent name and registered agent address of the limited liability company’s initial registered agent are Name (if an individual) Speidell Kyle (Last) (First) (Middle) (Suffix) or (if an entity) (Caution: Do not provide both an individual and an entity name.) Street address 4100 E Arkansas Ave (Street number and name) Denver CO 80222 (City) (State) (ZIP Code) Mailing address 4100 E Arkansas Ave (leave blank if same as street address) (Street number and name or Post Office Box information)

Denver CO ____________________.80222 (City) (State) (ZIP Code) (The following statement is adopted by marking the box.) 8 The person appointed as registered agent has consented to being so appointed. 4. The true name and mailing address of the person forming the limited liability company are Name (if an individual) Schmidt Nancy (Last) (First) (Middle) (Suffix) or (if an entity) (Caution: Do not provide both an individual and an entity name.) Mailing address 700 17th Street (Street number and name or Post Office Box information) Suite 2200 Denver CO 80202 (City) (State) (ZIP/Postal Code) Colorado ______________. United States (Province – if applicable) (Country) (If the following statement applies, adopt the statement by marking the box and include an attachment.) The limited liability company has one or more additional persons forming the limited liability company and the name and mailing address of each such person are stated in an attachment. 5. The management of the limited liability company is vested in (Mark the applicable box.) one or more managers. or 8 the members. 6. (The following statement is adopted by marking the box.) 8 There is at least one member of the limited liability company. 7. (If the following statement applies, adopt the statement by marking the box and include an attachment.) This document contains additional information as provided by law. 8. (Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.) (If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.) The delayed effective date and, if applicable, time of this document is/are __________________________. (mm/dd/yyyy hour:minute am/pm) Notice: Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constit

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is named in the document as one who has caused it to be delivered. 9. The true name and mailing address of the individual causing the document to be delivered for filing are Schmidt Nancy (Last) (First) (Middle) (Suffix) 4100 E Arkansas Ave (Street number and name or Post Office Box information) Denver CO 80222 (City) (State) (ZIP/Postal Code) ______________. United States (Province – if applicable) (Country) (If the following statement applies, adopt the statement by marking the box and include an attachment.) This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing. Disclaimer: This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user’s legal, business or tax advisor(s).

Acknowledgment Number: 5000000000333269 5000000000333269 ARTICLES OF ORGANIZATION The undersigned, with the intention of creating a Maryland Limited Liability Company files the following Articles of Organization: (1) The name of the Limited Liability Company is: Sugarloaf Enterprises, LLC (2) The purpose for which the Limited Liability Company is filed is as follows: Farming and Agriculture (3) The address of the Limited Liability Company in Maryland is: 13925 Bailiwick Ter, Germantown, MD, 20874 (4) The Resident Agent of the Limited Liability Company in Maryland is: Karen Kirnon whose address is: 312 Monaco Ter Apt. L, Joppa, MD, 21085 (5) Signature(s) of Authorized Person(s): (6) Signature(s) of Resident Agent(s): Lashima Barton Karen Kirnon (7) Filing party’s name and return address: I hereby consent to my designation in this document. Lashima Barton, 13925 Bailiwick Ter, Germantown, MD, 20874

Acknowledgement Number: 1000362010014191 STATE OF MARYLAND Department of Assessments and Taxation I, Daniel K. Phillips, Director of the State Department of Assessments and Taxation, hereby certify that the attached document, consisting of 2 pages, inscribed with the same Authentication Code, is a true copy of the public record of the RESOLUTION-DOMESTIC LLC for SUGARLOAF ENTERPRISES, LLC (Department ID: W16336398) I further certify that this document is a true copy generated from the online service with the State Department of Assessments and Taxation. In witness whereof, I have hereunto subscribed my signature and affixed the seal of the State Department of Assessments and Taxation of Maryland at Baltimore on this March 11, 2025. Daniel K. Phillips Director 700 East Pratt Street, 2nd Flr, Ste 2700, Baltimore, Maryland 21202 Telephone Baltimore Metro (410) 767-1344 / Outside Baltimore Metro (888) 246-5941 MRS (Maryland Relay Service) (800) 735-2258 TT/Voice Online Certificate Authentication Code: RKV36e4GE0C7dr7FE82Kqg To verify the Authentication Code, visit http://dat.maryland.gov/verify Certified Documents with a verifiable Authentication Code are Official, State-Approved Documents

CORPORATE CHARTER APPROVAL SHEET ** EXPEDITED SERVICE ** ** KEEP WITH DOCUMENT ** DOCUMENT CODE BUSINESS CODE Close Stock Nonstock PA Religious Merging (Transferor) ID B W16336398 ACK # 1000362010014191 PPGES 0002 SUGARLOAF ENTERPRISES, LLC 01/13/2017 AT 01 29 P WO B 0004722006 Surviving (Transferee)- FEES REMITTED Base Fee Org & Cap Fee Expedite Fee Penalty State Recordation Tax State Transfer Tax Certified Copies Copy Fee Certificates Certificate of Status Fee Personal Property Filings Mail Processing Fee Other TOTAL FEES Credit Card Check Cash Documents on Checks 3 Approved By Keyed By__ COMMENT(S) ’ . rr’4 Stamp Work Order and Customer Number HERE CUST ID 0003505429 WORK ORDER 0004722006 DATE 01-13-2017 01 29 PM PUT PAID $375 00 The directors/stockholders/general partner/authorized person of Authentication Number: RKV36e4GE0C7dr7FE82Kqg Page 1 of 2

(Name of Entity) organized under the laws of M I d passed the following resolution (State) _ (Check applicable boxes) The principal office is changed from (old address) The principal office is changed from (old address) The name and address of the resident agent is changed from 312 Karen Monaco  to I certify under penalties of perjury the foregoing is true Sianeq Secretary or) Secretary General Partner Authorized Person I hereby consent to my designation in this document as resident agent for this entity Signed Resioent Agent M5ISST IODRD0E0R03«54075422290D| WORK ORDER Oe;6 DATE 01-13-2017 01 29 Pn AMT PAID $375 00 Authentication Number: RKV36e4GE0C7dr7FE82Kqg Page 2 of 2

Acknowledgement Number: 1000362010546218 STATE OF MARYLAND Department of Assessments and Taxation I, Daniel K. Phillips, Director of the State Department of Assessments and Taxation, hereby certify that the attached document, consisting of 2 pages, inscribed with the same Authentication Code, is a true copy of the public record of the RESOLUTION-DOMESTIC LLC for SUGARLOAF ENTERPRISES, LLC (Department ID: W16336398) I further certify that this document is a true copy generated from the online service with the State Department of Assessment s and Taxation. In witness whereof, I have hereunto subscribed my signature and affixed the seal of the State Department of Assessments and Taxation of Maryland at Baltimore on this March 11, 2025. Daniel K. Phillips Director 700 East Pratt Street, 2nd Flr, Ste 2700, Baltimore, Maryland 21202 Telephone Baltimore Metro (410) 767-1344 / Outside Baltimore Metro (888) 246-5941 MRS (Maryland Relay Service) (800) 735-2258 TT/Voice Online Certificate Authentication Code: ojLoKcJe9k2e0SLShP9oiQ To verify the Authentication Code, visit http://dat.maryland.gov/verify Certified Documents with a verifiable Authentication Code are Official, State-Approved Documents

CORPORATE CHARTER APPROVALAcSknHowEledEgmTent Nu ** KEEP WITH DOCUMENT ** DOCUMENT CODEJ&2 B BUSINESS CODE # W16336398 Close Stock Nonstock PA Religious Merging (Transferor) ID n U16336398 ACK # 1000362010546218 PAGES: 0002 SUGARLOPF ENTERPRISES, LLC 06/26/2017 AT 10:16 A WO H 0004779361 Surviving (Transferee) New Name FEES REMITTED  Base Fee Change of Name Org &Cap Fee Expedite Fee Change of Principal Office ange of Resident Agent Penalty Ch^ange of Resident Agent Address State Recordation Tax Resignation of Resident Agent Designation of Stte Tsfe T Resident Agent and Resident Agent’s Address Change of Business Code . Certified Copies Cop Fee Certificates Certificate of Status Fee . Adoption of Assumed Name Personal Property Filings — Mil P ig F Other , Other Change(s) TOTAL FEES i2A Code Credit Card Check Cash Documents on_ Attention Mail Name and Address Approved By REGISTERED AGENTS INC. STE. C Keyed By __ 5000 THAYER CTR OAKLAND no 21550-1139 :OMMENT(S) CUST 10:0003562784 WORK ORDER;0004779361 DATE:06-28-2017 03:56 PM AMT. PAID:$75.00 Authentication Number: ojLoKcJe9k2e0SLShP9oiQ Page 1 of 2

RESOLUTION TO CHANGE PRINCIPAL OFFICE OR RESIDENT AGENT The directors/stockholders/general partner/authorized person of SUGARLOAF ENTERPRISES, LLC (Name of Entity) organized under the laws of_ Maryland _passed the following resolution (State) (Check applicable boxes) â–¡ The principal office is changed from: (old address) to: (new address) The name and address of the resident agent is changed from: LASHIMA BARTON ....... 19605 GALWAY BAY CIR, UNIT 201, GERMANTOWN, MD 20874 to: REGISTERED AGENTS INC 5000 THAYER CENTER, SUITE C, OAKLAND, MD 21550 I certify under penalties of perjury the foregoing is true Signed. Secretary or Assistant Secretary General Partner Authorized Person hereby consent to my designation in this document as resident agent for this entity Signed _____ Resident Agent CUST 10:0003532784 WORK ORDER;0004779332 221^=06-28-2017 03:56 PM AMT. PRID:$75.00 Authentication Number: ojLoKcJe9k2e0SLShP9oiQ Page 2 of 2

Acknowledgement Number: 5000000001979037 STATE OF MARYLAND Department of Assessments and Taxation I, Daniel K. Phillips, Director of the State Department of Assessments and Taxation, hereby certify that the attached document, consisting of 1 pages, inscribed with the same Authentication Code, is a true copy of the public record of the RESOLUTION-DOMESTIC LLC for SUGARLOAF ENTERPRISES, LLC (Department ID: W16336398) I further certify that this document is a true copy generated from the online service with the State Department of Assessment s and Taxation. In witness whereof, I have hereunto subscribed my signature and affixed the seal of the State Department of Assessments and Taxation of Maryland at Baltimore on this March 11, 2025. Daniel K. Phillips Director 700 East Pratt Street, 2nd Flr, Ste 2700, Baltimore, Maryland 21202 Telephone Baltimore Metro (410) 767-1344 / Outside Baltimore Metro (888) 246-5941 MRS (Maryland Relay Service) (800) 735-2258 TT/Voice Online Certificate Authentication Code: 5OZ_I5XH502OgYd5W-TcqA To verify the Authentication Code, visit http://dat.maryland.gov/verify Certified Documents with a verifiable Authentication Code are Official, State-Approved Documents

Filing Date and Time: 7/31/2018 7:41:55 AM

Acknowledgement Number: 5000000001979037

Resolution

to Change Principal Office or Resident Agent

Business Name: SUGARLOAF ENTERPRISES, LLC (W16336398)

State of Formation: MD

Change Principal Office Address

From: 13017 WISTERIA DR
#333
GERMANTOWN, MD 20874

To: 9101 RIVER ROAD
POTOMAC, MD 20854

Change Resident Agent Name and Address

From: REGISTERED AGENTS INC

5000 THAYER CENTER
SUITE C
OAKLAND, MD 21550

To: REMOVED

TOM MCDOWELL

9101 RIVER ROAD
POTOMAC, MD 20854

I certify under penalties of perjury the foregoing is true.

Signed: MAY-MAY HORCASITAS, AUTHORIZED PERSON

Officer/Authorized Person/Partner

I hereby consent to my designation in this document as resident agent for this entity.

Signed: TOM MCDOWELL

Resident Agent

Signed:

Resident Agent

Signed:

Resident Agent

Signed:

Resident Agent

Signed:

Resident Agent

Maryland State Department of Assessments & Taxation

CHANGING Maryland for the Better

301 West Preston Street, Baltimore, Maryland 21201-2395

SDAT80.1

Authentication Number: 5OZ_I5XH502OgYd5W-TeqA

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Acknowledgement Number: 1000362012736361

STATE OF MARYLAND
Department of Assessments and Taxation

I, Daniel K. Phillips, Director of the State Department of Assessments and Taxation, hereby certify that the attached document, consisting of 5 pages, inscribed with the same Authentication Code, is a true copy of the public record of the

ARTICLES OF MERGER-DOMESTIC LLC

for

SUGARLOAF ENTERPRISES, LLC

(Department ID: **W16336398**)

I further certify that this document is a true copy generated from the online service with the State Department of Assessments and Taxation.

In witness whereof, I have hereunto subscribed my signature and affixed the seal of the State Department of Assessments and Taxation of Maryland at Baltimore on this March 11, 2025.

Daniel K. Phillips
Director

SCUTO BONÆ VOLUNTATIS TVÆ CORONASTI NOS · 1632 ·

700 East Pratt Street, 2nd Flr, Ste 2700, Baltimore, Maryland 21202
Telephone Baltimore Metro (410) 767-1344 / Outside Baltimore Metro (888) 246-5941
MRS (Maryland Relay Service) (800) 735-2258 TT/Voice

Online Certificate Authentication Code: 7fwckbgqukugLNGvASlUeQ
To verify the Authentication Code, visit http://dat.maryland.gov/verify

Certified Documents with a verifiable Authentication Code are Official, State-Approved Documents

CORPORATE CHARTER APPROVAL SHEET ** EXPEDITED SERVICE ** ** KEEP WITH DOCUMENT ** DOCUMENT CODE BUSINESS CODE Close stock ——- Nonstock P.A. Religious Merging /eonvertisg.Taxt Label .Hero..... ID H W16336398 ACK h 1000362012736361 PAGES: 0005 SUGARLOAF ENTERPRISES, LLC Survivingten!ti»g 04/10/2020 AT 02:36 P WO It 0005033407 New Name . FEES REMITTED Base Fee: _Change of Name Org. & Cap. Fee: _Change of Principal Office Expedite Pee: _Change of Resident Agent Penalty: Change of Resident Agent Address State Recordation Tax: _Resignation of Resident Agent State transfer fax: _Designation of Resident Agent . Certified Copies ’ Copy Fee: and Resident Agent’s Address Change of Business Code certificates Certificate of Status Fee: Adoption of Assumed Name Personal Property Pilings: NP fund: Other: Other Change(s) ‘ ’ TOTAL FEES: Credit Card Check Cash_ . Code Documents on Checks Attention: Mail: Names and Address Approved By: JAMIE KLEIN 2525 17TH ST NE WASHINGTON Keyed By: DC 20018-2001 COMMENT(S): V ’ Stamp Work Order and Customer Number HERE , CUST ID:0003816830 ...  WORK ORDER:0005033407 I DATE:04-22-2020 11:36 AM AMT. PAID:$150.00 Authentication Number: 7fwckbgqukugLNGvASlUeQ Page 1 of 5

ARTICLES OF MERGER OF GREEN LEAF MEDICAL ROCKVILLE, LLC a Maryland limited liability company, WITH AND INTO SUGARLOAF ENTERPRISES, LLC, a Maryland limited liability company Pursuant to the provisions of Section 4A-703 of the Maryland Limited Liability Company Act, Green Leaf Medical Rockville, LLC, a Maryland limited liability company (the “Merger Sub”), and Sugarloaf Enterprises, LLC, a Maryland limited liability company (the “Company”), hereby agree to merge and adopt the following Articles of Merger: FIRST: The Merger Sub and the Company have agreed that the Merger Sub shall be merged with and into the Company (the “Merger”), with the Company surviving as the successor entity pursuant to the Agreement and Plan of Merger, dated January 30, 2020, and amended to be dated March 25,2020, by and among the Company^ Green Leaf Medical, LLC, a Maryland limited liability company (“Parent”), and the Merger Sub (as amended or otherwise modified from time to time, the “Merger Agreement”). SECOND: The name and place of organization of each entity that is a party to these Articles of Merger are as follows: Name of Entity Place of Organization Green Leaf Medical Rockville, LLC Maryland Sugarloaf Enterprises, LLC Maryland THIRD: The principal office of the Merger Sub in the State of Maryland is located in / Frederick County, Maryland. The Merger Sub does not own an interest in land in any county in the State of Maryland. FOURTH: The principal office of the Company in the State of Maryland is located in Montgomery County, Maryland. FIFTH: The terms and conditions of the transaction set forth in these Articles of Merger ^ were advised, authorized, and approved by each of the Company and the Merger Sub in the manner and by the vote required by the organizational documents of each of the Company and the Merger Sub and by the laws of the State of Maryland, as follows: Authentication Number: 7fwckbgqukugLNGvASlUeQ Page 2 of 5

Acknowledgment Number: 1.000362012736361 (a) Members holding at least two-thirds of the interest in profits of the Company authorized and approved the Merger Agreement by a written consent signed on January 27, 2020. (b) The sole member of the Merger Sub authorized and approved the Merger by unanimou s written consent on January 27, 2020. SIXTH: The Effective Time of the Merger shall become effective upon the filing with the State of Maryland Department of Assessments and Taxation (the “Effective Time”). SEVENTH: Upon the Effective Time, the articles of organization of the Company shall be amended and restated as provided in Exhibit 1 attached hereto. EIGHTH: The class of membership interest and class of members of the Company are as / follows: one class of membership intere st which is owned 100% by one class of members. The class of membership interest and class of members of the Merger Sub are as follows: one class of member ship interest which is owned 100% by one class of member. NINTH: Upon the Effective Time, all membership interests in the Company that are issued and outstanding as of immediately prior to the Effective Time automatically shall be cancelled, shall cease to exist and shall be automatically converted into the right to receive the merger consideration specified in the Merger Agreement. At the Effective Time, each previously issued and outstanding membership interest in the Merger Sub shall be automatically co nverted into the membership interests of the Company and shall constitute the only outstanding membership interests of the Company. [Signature Page Follows] 2 Authentication Number: 7fwckbgqukugLNGvASlUeQ Page 3 of 5

Acknowledgment Number: 1000362012736361

IN WITNESS WHEREOF, these Articles of Merger have been duly executed by the parties hereto this 23 day of March 2020.

THE COMPANY:

SUGARLOAF ENTERPRISES, LLC,

a Maryland limited liability company

By: ______________________________
Name: May-May Horcasitas
Title Managing Member

THE MERGER SUB:

GREEN LEAF MEDICAL ROCKVILLE, LLC

a Maryland limited liability company

By: **GREEN LEAF MEDICAL, LLC**, its sole member

By: ______________________________
Name: Philip Goldberg
Title: CEO

3

Authentication Number: 7fwckbgqukugLNGvASIUeQ

Page 4 of 5

Exhibit 1 AMENDED AND RESTATED ARTICLES OF ORGANIZATION OF SUGARLOAF ENTERPRISES, LLC Sugarloaf Enterprises, LLC, a Maryland limited liability company, hereby amends and restates its Articles of Organization in their entirety as follows: Pursuant to Section 4A-204 of the Maryland Limited Liability Company Act (the “Act”), the undersigned being authorized to execute and file these Amended and Restated Articles of Organization of Sugarloaf Enterprises, LLC, hereby certifies that: FIRST: The name of the limited liability company (the “Company”) is: SUGARLOAF ENTERPRISES, LLC SECOND: The Company is organized to operate a medical cannabis dispensary in the State of Maryland and conduct business for any lawful purpose in the State of Maryland, and in relation to such purpose may exercise any and all powers that a limited liability company organized under the Act can be authorized to exercise. THIRD: The resident agent of the Company is Kevin Goldberg whose address is 6797 Bowmans Crossing, Frederick, Maryland 21703. FOURTH: The post office address of the principal office of the Company in this State is 6797 Bowmans Crossing, Frederick, Maryland 21703. FIFTH: The duration of the Company is perpetual. SIXTH: Pursuant to Section 4A-401 (a)(3) of the Maryland Code, no member of the Company shall be an agent of the Company solely by virtue of being a member, and no member shall have authority to act for the Company solely by virtue of being a member. IN WITNESS WHEREOF, I, Kevin Goldberg, as an Authorized Person of the Company, acknowledge on this 23 day of March, 2020, that the matters and facts contained in these Amended and Restated Articles of Organization are true and correct in all material respects to the best of my knowledge, information and belief that the execution of these Amended and Restated Articles of Organization, is my act and deed, and that I hereby consent to serve as the resident agent in Maryland, for the Company. CUST ID: 0003816830 WORK ORDER:0005033407 DATE:04-22-2020 11:36 AN AMT. PAID:$150.0m Kevin Goldberg, Authorized Person and Resident Agent Authentication Number: 7fwckbgqukugLNGvASlUeQ Page 5 of 5

Acknowledgement Number: 1000362012764025 STATE OF MARYLAND Department of Assessments and Taxation I, Daniel K. Phillips, Director of the State Department of Assessments and Taxation, hereby certify that the attached document, consisting of 2 pages, inscribed with the same Authentication Code, is a true copy of the public record of the ARTICLES OF AMENDMENT-DOMESTIC LLC for SUGARLOAF ENTERPRISES, LLC (Department ID: W16336398) I further certify that this document is a true copy generated from the online service with the State Department of Assessment s and Taxation. In witness whereof, I have hereunto subscribed my signature and affixed the seal of the State Department of Assessments and Taxation of Maryland at Baltimore on this March 11, 2025. Daniel K. Phillips Director 700 East Pratt Street, 2nd Flr, Ste 2700, Baltimore, Maryland 21202 Telephone Baltimore Metro (410) 767-1344 / Outside Baltimore Metro (888) 246-5941 MRS (Maryland Relay Service) (800) 735-2258 TT/Voice Online Certificate Authentication Code: F6obm19zRUy2PdDuAw_-Kw To verify the Authentication Code, visit http://dat.maryland.gov/verify Certified Documents with a verifiable Authentication Code are Official, State-Approved Documents

Filing Date and Time: 5/4/2020 1:20:10 PM Acknowledgment Number: 1000362012764025 STATE OF MARYLAND ARTICLES OF AMENDMENT for a Limited Liability Company SUGARLOAF ENTERPRISES, LLC The name of the Limited Liability Company is Sugarloaf Enterprises, LLC (the “Company”). The members of the Company hereby delete Articles Second through Sixth of the Charter and insert the following Articles in lieu thereof: Article Second: The Company is organized to operate a medical cannabis dispensary in the State of Maryland, to conduct business for any lawful purpose, and in relation to such purpose(s) may exercise any and all powers that a limited liability company organized under the Maryland Code can be authorized to exercise Article Third: The resident agent of the Company is Kevin Goldberg whose address is 108 Kepler Drive, Gaithersburg, MD 20878. Article Fourth: The address of the principal office of the Company is 6797 Bowmans Crossing, Frederick, Maryland 21703. Article Fifth: The duration of the Company is perpetual. Article Sixth: Pursuant to Section 4A-401 (a)(3) of the Maryland Code, no member ot the Company shall be an agent of the Company solely by virtue of being a member, and no member shall have authority to act for the Company solely by virtue of being a member. Article Seventh: To the fullest extent permitted by applicable law, the Company is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Company (and any other persons to which applicable law permits the Company to provi de indemnification) through Limited Liability Company Agreement provisions, agreements with such agents or other persons, vote of members or otherwise in excess of the indemnification and advancement otherwise permitted by such applicable law. If applicable law is amended after approval by the members of this Article Seventh to authorize company action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by applicable law so amended. Any repeal or modification of the foregoing provisions of this Article Seventh by the members of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of, or increase the liability of any director of the Company with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

IN WITNESS WHEREOF, I hereby acknowledge on this day of May, 2020, that the matters and facts contained in these Articles of Amendment to be true in all material respects and my execution hereof as the Authorized M ember and as the Resident Agent of the Company to be my act and deed on behalf of the Company. D Kevin Goldberg Authorized Member and Resident Agent Authentication Number: F6obm19zRUy2PdDuAw_-Kw Page 1 of 2

Acknowledgement Number: 5000000008480393 STATE OF MARYLAND Department of Assessments and Taxation I, Daniel K. Phillips, Director of the State Department of Assessments and Taxation, hereby certify that the attached document, consisting of 1 pages, inscribed with the same Authentication Code, is a true copy of the public record of the RESOLUTION-DOMESTIC LLC for SUGARLOAF ENTERPRISES, LLC (Department ID: W16336398) I further certify that this document is a true copy generated from the online service with the State Department of Assessments and Taxation. In witness whereof, I have hereunto subscribed my signature and affixed the seal of the State Department of Assessments and Taxation of Maryland at Baltimore on this March 11, 2025. Daniel K. Phillips Director 700 East Pratt Street, 2nd Flr, Ste 2700, Baltimore, Maryland 21202 Telephone Baltimore Metro (410) 767-1344 / Outside Baltimore Metro (888) 246-5941 MRS (Maryland Relay Service) (800) 735-2258 TT/Voice Online Certificate Authentication Code: 2-jr_D3TRUiG25NzUigA_Q To verify the Authentication Code, visit http://dat.maryland.gov/verify Certified Documents with a verifiable Authentication Code are Official, State-Approved Documents

Filing Date and Time: 7/7/2023 2:00:32 PM Acknowledgment Number: 5000000008480393

Resolution
to Change Principal Office or Resident Agent

Business Name: SUGARLOAF ENTERPRISES, LLC (W16336398) State of Formation: MD

Change Principal Office Address

From: 6797 BOWMANS CROSSING
FREDERICK, MD 21703

To: 808 HUNGERFORD DRIVE
ROCKVILLE, MD 20850

Change Resident Agent Name and Address

From: KEVIN GOLDBERG

108 KEPLER DRIVE
GAITHERSBURG, MD 20878

To: KEVIN GOLDBERG

401 SALK CIRCLE
GAITHERSBURG, MD 20878

I certify under penalties of perjury the foregoing is true.

Signed: KEVIN GOLDBERG, AUTHORIZED PERSON
Officer/Authorized Person/Partner

I hereby consent to my designation in this document as resident agent for this entity.

Signed: KEVIN GOLDBERG
Resident Agent

Signed:
Resident Agent

Signed:
Resident Agent

Signed:
Resident Agent

Signed:
Resident Agent

Maryland State Department of Assessments & Taxation 301 West Preston Street, Baltimore, Maryland 21201-2395

Maryland Department of Assessments and Taxation

SDAT80.1

Authentication Number: 2-jr_D3TRUiG25NzUigA_Q

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